SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant      |X|
  Filed by a Party other than the Registrant  | |

  Check the appropriate box:
  |X|  Preliminary Proxy Statement
                                | | Confidential, for Use of the Commission Only
                                     (as permitted by Rule 14a-6(e)(2))
  | |  Definitive Proxy Statement
  | |  Definitive Additional Materials
  | |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIO-IMAGING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.
  | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:

--------------------------------------------------------------------------------
  | |  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                         BIO-IMAGING TECHNOLOGIES, INC.
                              830 Bear Tavern Road
                         West Trenton, New Jersey 08628



To Our Stockholders:

     You are most cordially invited to attend the 1999 Annual Meeting of Stockholders of Bio-Imaging Technologies, Inc. at 9:00 A.M., local time, on Friday, February 26, 1999, at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                        Sincerely,



                                        Mark L. Weinstein
                                        President and Chief Executive Officer

                         BIO-IMAGING TECHNOLOGIES, INC.
                              830 Bear Tavern Road
                         West Trenton, New Jersey 08628

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 26, 1999

     The Annual Meeting of Stockholders (the "Meeting") of BIO-IMAGING TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, on Friday, February 26, 1999, at 9:00 A.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To approve a proposal to provide the Board of Directors the authority to amend the Company's Certificate of Incorporation, as amended, to effect, within 90 days following the 1999 Annual Meeting of Stockholders, a reverse stock split, whereby the Company would issue one new share of Common Stock in exchange for up to four outstanding shares of Common Stock;

(3) To ratify the appointment of Arthur Andersen LLP as independent auditors for the year ending September 30, 1999; and

(4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock and Series A Preferred Stock, $0.00025 par value, of record at the close of business on January 15, 1999 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 830 Bear Tavern Road, West Trenton, New Jersey 08628 and at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                        By Order of the Board of Directors


                                        Robert J. Phillips
                                        Assistant Secretary

West Trenton, New Jersey
January 28, 1999

        THE COMPANY'S 1998 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                         BIO-IMAGING TECHNOLOGIES, INC.
                              830 Bear Tavern Road
                             West Trenton, NJ 08628
                -------------------------------------------------

                                 PROXY STATEMENT

                -------------------------------------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-Imaging Technologies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, February 26, 1999, (the "Meeting") at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.00025 par value ("Common Stock"), and Series A Preferred Stock, $0.00025 par value ("Series A Stock"), as of the close of business on January 15, 1999 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were [7,773,878] shares of Common Stock issued and outstanding and entitled to vote and 416,667 shares of Series A Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Each share of Series A Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is [8,190,545]. The holders of all classes of stock will vote as a single class, for all proposals generally, except that the Series A Stock will also vote as a separate class for the proposal to effect a reverse stock split.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock and Series A Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock and Series A Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR the approval of the granting to the Board of Directors the authority to amend the Company's Certificate of Incorporation, as amended, to effect, within 90 days following the 1999 Annual Meeting of Stockholders, a reverse stock split, whereby the Company would issue one new share of Common Stock in exchange for up to four outstanding shares of Common Stock, (iii) FOR the ratification of the appointment of Arthur Andersen LLP, as independent auditors for the year ending September 30, 1999, and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock and Series A Stock, in the aggregate, having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock and Series A Stock, in the aggregate, represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting. The proposal to effect a reverse stock split also shall require the affirmative vote of Stockholders possessing a majority of the voting power of the Series A Stock.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about January 28, 1999. The Annual Report to Stockholders of the Company for the fiscal year ended September 30, 1998 ("Fiscal 1998"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of January 15, 1999. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of January 15, 1999.

                              ELECTION OF DIRECTORS

     At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors and nominees for election to the Board are as follows:

                                     Served as a
Name                         Age    Director Since
----                         ---    --------------

Mark L. Weinstein........    45         1998

Jeffrey H. Berg, Ph.D....    55         1994

Marc Berger..............    51         1998

David E. Nowicki,D.M.D...    46         1998

James A. Taylor, Ph.D.....   59         1994

     The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows(1):

     Mr. Weinstein has been a Director of the Company since March 1998 and currently serves as the President and Chief Executive Officer of the Company since February 1998. Mr. Weinstein joined the Company in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining the Company, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group.

     Dr. Berg has been a Director of the Company since January 1994, has been a senior research analyst for MH Meyerson, a brokerage firm, since September 1994 and has been President of Health Care Insights, a healthcare research and consulting firm, since March 1991. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp. ("GKN"), an investment banking firm which served as the underwriter in the Company's June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for The Chicago Corporation, a brokerage firm. Dr. Berg also is a member of the Board of Directors of Allou Health and Beauty Care, LifeQuestMedical, IMX Corporation and Biologix International and is a member of the Compensation Committees of Life Quest Medical and Allou Health and Beauty Care.

     Mr. Berger has been a Director of the Company since September 1998 and currently serves as Senior Vice President, Managing Director, of Aegis Capital, a brokerage firm, since April 1995 and has been the President of MKB Associates Inc., a financial consulting firm, since 1995. From June 1990 to April 1995, Mr. Berger was Vice President of Seco West Ltd., also a brokerage firm.

     Dr. Nowicki has been a Director of the Company since July 1998 and currently is a self-employed periodontist. Dr. Nowicki has been a sole practitioner and owner of a dental office consisting of five individuals since September 1981.

     Dr. Taylor has been a Director of the Company since October 1994, has been a partner at Merchant-Taylor International, Inc., a bio-pharmaceutical consulting firm, since May 1995 and has been President of Taylor Associates, a regulatory and product development consulting firm since October 1992. From 1987 to 1992, Dr. Taylor was Vice President and Chief Regulatory Officer of ImmunoGen Inc., a pharmaceutical company. From 1983 to 1987, he was Vice President, Regulatory Affairs of Carter-Wallace, Inc. Prior to that, Dr. Taylor was employed in various capacities by ICI Pharmaceuticals for four years and Pfizer Central Research for 12 years.

-----------

(1) Jeffrey S. Hurwitz, Esq. served as a Director of the Company since November 1994 and resigned from that position on November 2, 1998. Mr. Hurwitz stated in his letter of resignation that he had no disagreements with the Company. Mr. Hurwitz currently serves as Corporate Senior Vice President, General Counsel and Secretary of Covance Inc. ("Covance"), formerly Corning Pharmaceutical Services Inc., where he has served in similar roles since October 1993. From August 1991 to October 1993, Mr. Hurwitz was Assistant Counsel of Corning Life Sciences Inc. From August 1991 to May 1992, Mr. Hurwitz also was an Assistant Counsel of Corning Inc.

     None of the Company's Directors are related to any other Director or to any executive officer of the Company. The Company has agreed to take all actions necessary to nominate and cause the election to the Board of Directors of three designees of Covance, a substantial stockholder of the Company. Such obligation terminates at such time as Covance owns less than 200,000 shares of Common Stock. Jeffrey S. Hurwitz, Esq., Covance's sole designee during 1998, resigned from his position as a Director of the Company on November 2, 1998. Covance has informed the Company that it does not intend to designate any Directors for the 1999 fiscal year. However, Covance has reserved all rights under its agreement with the Company for subsequent years.

     In February 1998, members of a dissident shareholders group (the "Shareholders Group"), which included Mr. Berger in his capacity as an owner of capital stock in the Company, commenced a proxy contest in connection with the Company's 1998 Annual Meeting of Shareholders (the "Proxy Contest"). In connection with the Proxy Contest, certain members of the Shareholders Group commenced a lawsuit against the Company in United States District Court for the District of New Jersey ("District Court"), and the Company also commenced an action in District Court against the Shareholders Group. The parties reached a settlement on July 21, 1998 (the "Settlement Agreement"), whereby, in addition to mutual releases and discharges, the Company agreed to appoint Dr. Nowicki and two nominees of the Shareholders Group to the Company's Board of Directors. Mr. Berger represents one of the two nominees from the Shareholders Group. Pursuant to the Settlement Agreement, however, upon the resignation of Mr. Hurwitz, the Covance designee, the Shareholders Group no longer has the right to appoint a second nominee to the Board of Directors so long as Covance does not nominate a designee to the Board of Directors. If and at such time as Covance nominates a designee to the Board of Directors, the Shareholders Group will then have the right to appoint a second nominee to the Board of Directors. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation/ISO Committee which makes recommendations concerning salaries and incentive compensation for management and employees of the Company and which administers the Plan. The
Compensation/ISO Committee currently consists of Drs. Berg and Taylor. The Compensation/ISO Committee was established in January 1993 and held one meeting in Fiscal 1998. The Board of Directors also has an Audit Committee, currently comprised of Dr. Nowicki and Mr. Berger as of October 1998, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee was established in January 1998, consisting of Drs. Berg and Taylor, and held one meeting in Fiscal 1998. There were 22 meetings of the Board of Directors during Fiscal 1998. During Fiscal 1998, each incumbent Director attended all meetings of the Board of Directors held during the period for which he had been a Director and all meetings of the committee on which he or she served.

COMPENSATION OF DIRECTORS

     In the past, non-employee members of the Board of Directors received cash Compensation of $1,500 per day for each regularly scheduled Board meeting and members of the Compensation/ISO Committee and Audit Committee received cash compensation of $1,000 per day for each regularly scheduled Committee meeting. In addition, all Directors were and currently are reimbursed for their expenses for each Board meeting and each Compensation/ISO Committee and Audit Committee meeting attended.

     However, on July 21, 1998, the Board of Directors adopted a new compensation policy for non-employee Directors whereby each non-employee Director shall receive annual compensation for serving on the Board of $15,000, up to $7,500 of which is to be paid in equal quarterly cash installments, and the balance of which is to be paid in the form of stock options, with an exercise price based on the fair market value of the Company's Common Stock as of the first day of the service period, to be granted pursuant to the Company's 1991 Stock Option Plan, as amended (the "Plan"), and such options shall vest ratably over the period of service. Moreover, such options are subject to a pro-rata reduction if a Director attends, with respect to the applicable year, less than seventy-five (75%) of all Board meetings and all meetings of any Committee on which he or she serves.

     Pursuant to such non-employee Director compensation policy, the following Directors were granted options under the Plan during Fiscal 1998:

                               Number of Shares                   Exercise Price
       Director           Underlying Options Granted  Grant Date     Per Share
       --------           --------------------------  ----------  --------------
Jeffrey H. Berg, Ph.D....          21,786              7/21/98         $0.88

Marc Berger..............          10,000              9/24/98         $0.75

David E. Nowicki,D.M.D...           8,571              7/22/98         $0.88

James A. Taylor, Ph.D....          15,893              7/21/98         $0.88

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                      Capacities in              In Current
Name                            Age   Which Served               Position Since
----                            ---   ------------               --------------

Mark L. Weinstein..........     45    President and Chief        February 1998
                                      Executive Officer

Robert J. Phillips(1)......     36    Vice President and         March 1995
                                      Chief Financial Officer

Andrew Reiter(2)...........     44    Vice President and         April 1997
                                      Managing Director of
                                      Bio-Imaging
                                      Technologies B.V.

-----------

(1) Mr. Phillips, a certified public accountant, joined the Company in July 1992 and was appointed Controller in May 1993. In March 1995, he was elected to his current position. Prior to joining the Company, he was a Senior Accountant with BDO Seidman, an international accounting and consulting firm.

(2) Mr. Reiter joined the Company in July 1992 as Director of Clinical Applications Development responsible for the Company's software and systems development and was appointed Vice President and Managing Director of Bio-Imaging Technologies, B.V., the Company's European facility in April 1997. Prior to joining the Company, he spent 18 years with various pharmaceutical and bio-technology companies in the clinical research and information systems development areas.

     None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 1998

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during Fiscal 1998 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named
Executives")   during  the  three  years  ended  September  30,  1998.

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                                  Long-Term
                                                                                Compensation
                                                           Annual               ------------
                                                        Compensation              Awards
                                            ------------------------------------------------

                                                                                  Securities
                                                                   Other Annual   Underlying     All Other
       Name and Principal Position             Salary     Bonus    Compensation     Options    Compensation
                                        Year    ($)        ($)         ($)            (#)           ($)
                   (a)                   (b)    (c)        (d)         (e)            (g)           (i)
-----------------------------------------------------------------------------------------------------------
Mark L. Weinstein (1)................   1998   177,523     --          --           150,000        --
     President and Chief Executive      1997    58,333     --          --           100,000        --
     Officer                            1996      --       --          --              --          --

Robert J. Phillips...................   1998   128,591     --          --            15,000        --
     Vice President and Chief           1997   109,769   15,000        --            15,000        --
     Financial Officer                  1996   104,539     --          --            10,000        --

Andrew Reiter (2)....................   1998   115,000     --        36,024          10,000        --
     Vice President and Managing        1997   103,942     --        24,016          10,000        --
     Director of Bio-Imaging            1996    93,322     --          --            10,000        --
     Technologies B.V.

Donald W. Lohin (3)..................   1998    14,583     --          --                 0        --
     Former Chairman of the Board,      1997   175,000     --          --            30,000        --
     President and Chief Executive      1996   117,115     --          --           250,000        --
     Officer

James J. Conklin, M.D. (4)...........   1998    23,077     --          --                 0     127,000
     Former Chairman Emeritus and       1997   180,577     --          --            20,000        --
     Chief Scientific Officer           1996   150,000     --          --            20,000        --

Anthony P. Nowicki (5)...............   1998    31,154     --          --                 0      33,750
     Former Senior Vice President       1997   128,769     --          --           100,000        --
     and General Manager of the         1996      --       --          --              --          --
     Marketing Information
     Services Division
-----------------------------------------------------------------------------------------------------------

-----------

(1) Mr. Weinstein was appointed by the Board of Directors as Interim Chief Executive Officer on December 19, 1997 and later appointed by the Board of Directors as the President and Chief Executive Officer of the Company on February 20, 1998.

(2) Mr. Reiter is currently working in the Netherlands as an ex-patriot. As such, his other compensation represents goods and services and housing differentials paid for cost of living differences between the United States and the Netherlands.

(3) Mr. Lohin resigned as an officer and Director of the Company on December 19, 1997.

                                     - 6 -

(4) Dr. Conklin resigned as an officer and Director of the Company on December 19, 1997. On July 22, 1998, the Company executed a separation agreement with Dr. Conklin (the "Separation Agreement"), whereby, among other things, the Company agreed to pay and has paid Dr. Conklin $127,000.

(5) Mr. Nowicki's employment was terminated by the Company on December 19, 1997 in connection with the termination of the Marketing Information Services Division.

Option Grants in Fiscal 1998

     The following table sets forth information concerning individual grants of stock options made pursuant to the Plan during Fiscal 1998 to each of the Named Executives and its Chief Executive Officer. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------
                                Individual Grants
--------------------------------------------------------------------------------
                             Number of     Percent of
                            Securities   Total Options
                            Underlying     Granted to
                              Options     Employees in  Exercise or
                              Granted     Fiscal Year    Base Price   Expiration
             Name               (#)           (%)          ($/Sh)        Date
           (a) (1)              (b)(2)        (c)(3)        (d)           (e)
--------------------------------------------------------------------------------
Mark L. Weinstein(4).....     150,000         47.3         0.63        4/15/08

Robert J. Phillips(5)....      15,000          4.7         0.63         1/9/08

Andrew Reiter(5).........      10,000          3.2         0.63         1/9/08
--------------------------------------------------------------------------------

-----------
(1) Mr. Lohin, Dr. Conklin and Mr. Nowicki were not granted any options in Fiscal 1998. SEE "-- Summary Compensation Table" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information relating to certain employment matters and exercisability of options.

(2) The options were granted as incentive stock options and terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(3)  Based on an  aggregate  of 317,250  options  granted to employees in Fiscal
     1998.

(4) Such options become exercisable to the extent of 50,000 options on the date of grant and 25,000 options on each of the first, second, third and fourth anniversary of the date of grant.

(5) Subject to certain criteria, such options become exercisable to the extent of 25% on the date of grant and 25% on each of the first, second and third anniversaries of the date of grant.

Aggregated Option Exercises in Fiscal 1998 and Fiscal Year-End Option Values

     The following table sets forth information concerning each exercise of options during Fiscal 1998 by each of the Named Executives and its Chief Executive Officer and the fiscal year-end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
-------------------------------------------------------------------------------------------
                                                            Number of         Value of
                                                            Securities      Unexercised
                                                            Underlying      In-the-Money
                                                           Unexercised       Options at
                                                            Options at         Fiscal
                                Shares                    Fiscal Year-End     Year-End
                              Acquired on       Value           (#)            ($) (1)
                               Exercise       Realized      Exercisable/     Exercisable/
          Name                    (#)            ($)       Unexercisable    Unexercisable
          (a)                     (b)            (c)            (d)             (e)
-------------------------------------------------------------------------------------------
Mark L. Weinstein.........        --             --       75,000/175,000         $0/$0

Robert J. Phillips........        --             --       65,000/20,500          $0/$0

Andrew Reiter.............        --             --       49,833/13,667          $0/$0

Donald W. Lohin...........        --             --           --/--              --/--

James J. Conklin, M.D.....        --             --        280,667/0(2)          $0/$0

Anthony P. Nowicki........        --             --           --/--              --/--
-------------------------------------------------------------------------------------------

-----------
(1) Based on a fiscal year end fair market value of the underlying securities equal to $0.63.

(2) In connection with Dr. Conklin's Separation Agreement, such options lapsed on December 18, 1998 without being exercised.

EMPLOYMENT   CONTRACTS,   TERMINATION  OF  EMPLOYMENT,   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     On May 21, 1997, the Company executed an Overseas Assignment Policy with Mr. Reiter regarding his temporary transfer to the Netherlands for a two year period whereby the Company agreed to provide a cost of living adjustment and severance pay for Company initiated termination equal to one month of Mr. Reiter's current annual salary for each year of service with the Company, not to exceed six months. In addition, the Company executed an employment agreement with Mr. Weinstein on April 15, 1998 (the "Employment Agreement"), whereby the Company has agreed to pay Mr. Weinstein an annual base salary of $180,000. Pursuant to the terms of the Employment Agreement, Mr. Weinstein is also eligible to receive, in addition to certain benefits and perquisites, bonuses and incentive compensation, the amount of which are to be determined by the Board of Directors in its sole discretion. Moreover, the Company executed a separation agreement with Dr. Conklin on July 22, 1998 (the "Separation Agreement"), which contains severance terms, whereby the parties exchanged mutual releases and entered covenants not to sue. The Separation Agreement also provides for, among other things, certain confidentiality, non-competition, non-solicitation and non-disparagement provisions. Pursuant to the terms of the Separation Agreement, the Company paid Dr. Conklin $127,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     COMMON STOCK

     There are, as of January 15, 1999, approximately [113] holders of record of the Company's Common Stock. The following table sets forth certain information, as of January 15, 1999, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date,
(ii) each of the Company's Directors (which includes all nominees), Named Executives and Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                            Amount and Nature of     Percent
Name and Address of Beneficial Owner(1)     Beneficial Ownership(1)  of Class(2)
---------------------------------------     -----------------------  -----------
(i)   Certain Beneficial Owners:

Covance Inc............................         2,355,000                27.8
(formerly Corning Pharmaceutical
 Services Inc.)
210 Carnegie Center
Princeton, New Jersey 08540

Daniel Posilovich......................           548,000                 6.5
1729 S. Douglass #C
Anaheim, CA  92806

Fairview Cemetery of Westfield Corp....           491,596 (3)             5.8
1100 E. Broad Street, Box 850
Westfield, New Jersey 07090

Investment Partners of America, L.P....           483,334 (4)             5.7
732  West Eighth Street
Plainfield, New Jersey 07060

(ii)  Directors (which includes all
      nominees), Named Executives and
      Chief Executive Officer:

Mark L. Weinstein......................           173,500 (5)             2.1
Robert J. Phillips.....................            70,250 (6)              *
Andrew Reiter..........................            65,333 (7)              *
Jeffrey H. Berg, Ph.D..................            26,703 (8)              *
Marc Berger............................            83,267 (9)              *
David E. Nowicki, D.M.D. ..............            35,000 (10)             *
James A. Taylor, Ph.D..................            20,893 (11)             *
Donald W. Lohin........................                 0 (12)             *
James J. Conklin, M.D..................           334,996                 4.0
Anthony P. Nowicki.....................                 0 (13)             *

(iii) All Directors and executive
      officers as a group (7 persons)..           474,946 (5)(6)(7)(8)    5.6
                                                          (9)(10)(11)

-----------
*     Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.
(2) Applicable percentage of ownership is based on [7,773,878] shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder which are presently or will become exercisable within 60 days after January 15, 1999, or an aggregate of 8,456,724 shares of Common Stock.
(3) Dr. Nowicki is the trustee for the Fairview Cemetery of Westfield Corp. and disclaims beneficial ownership of all of such shares.
(4) Includes 416,667 shares issuable upon conversion of the Series A Stock and an aggregate of 66,667 shares issuable upon the exercise of outstanding Class C warrants. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS --Transactions with IPA."
(5) Includes 85,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 15, 1999. Excludes 165,000 shares underlying options which become exercisable over time after such period.
(6) Represents 70,250 shares issuable pursuant to presently exercisable stock options and stock options which will become exercisable within 60 days after January 15, 1999. Excludes 15,250 shares underlying options which become exercisable over time after such period.
(7) Includes 53,333 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 15, 1999. Excludes 10,167 shares underlying options which become exercisable over time after such period.
(8) Represents 26,703 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 15, 1999. Excludes 83 shares underlying options which become exercisable over time after such period.
(9) Represents 38,500 shares owned indirectly by Mr. Berger in the MKB Associates Inc. Profit Sharing Account and 40,000 shares owned indirectly by Mr. Berger in the MKB Associates Inc. Pension Fund Account, of which Mr. Berger is the beneficial owner, and 600 shares owned directly by Mr. Berger in his Individual Retirement Account. Includes 5,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 15, 1999. Excludes 5,000 shares underlying options which become exercisable over time after such period.
(10) Includes 5,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 15, 1999. Excludes 3,571 shares underlying options which become exercisable over time after such period.
(11) Represents 20,893 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 15, 1999.
(12) In connection with Mr. Lohin's resignation on December 19, 1997, 97,000 shares underlying options lapsed on March 19, 1998 without being exercised.
(13) In connection with Mr. Nowicki's termination on December 19, 1997, 28,333 shares underlying options lapsed on March 19, 1998 without being exercised.

SERIES A STOCK

     There is, as of January 15, 1999, one holder of record of the Company's Series A Stock. The following table sets forth certain information, as of January 15, 1999, with respect to holdings of the Company's Series A Stock by
(i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series A Stock outstanding as of such date,
(ii) each of the Company's Directors (which includes all nominees), Named Executives and Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                               Amount and Nature of     Percent
Name and Address of Beneficial Owner(1)       Beneficial Ownership(1)   of Class
---------------------------------------       -----------------------   --------

(i)  Certain Beneficial Owners:

Investment Partners of America, L.P..........          416,667            100%
732  West Eighth Street
Plainfield, New Jersey 07060

(ii) Directors (which includes all nominees), Named Executives and Interim Chief
     Executive Officer:

Mark L. Weinstein............................             --               --
Robert J. Phillips...........................             --               --
Andrew Reiter................................             --               --
Jeffrey H. Berg, Ph.D........................             --               --
Marc Berger..................................             --               --
David E. Nowicki, D.M.D......................             --               --
James A. Taylor, Ph.D........................             --               --
Donald W. Lohin..............................             --               --
James J. Conklin, M.D........................             --               --
Anthony P. Nowicki...........................             --               --

(iii)All Directors and executive officers as
     a group (7 persons).....................             --               --


----------------
(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


TRANSACTIONS WITH IPA

     The Company has 416,667 shares of Series A Preferred Stock (The "Preferred Stock") outstanding. The Preferred Stock provides for (i) voting rights on an as-converted to Common Stock basis, with standard protective provisions; (ii) a liquidation preference of $1.20 per share; (iii) anti-dilution protection and price protection provisions; (iv) cumulative dividends of $0.096 per share per annum, payable out of funds legally available for the payment of dividends and only upon declaration of dividends by the Board of Directors of the Company; and
(v) registration rights with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock. Dividends are payable in cash or in the Company's Common Stock at the Company's discretion.

     The Company has neither paid nor declared dividends on its Common Stock since its inception and does not plan to pay dividends on its Common Stock in the foreseeable future. The Company expects that any earnings which the Company may realize and which are not paid as dividends to holders of Preferred Stock will be retained to finance the growth of the Company.

     The Class C Warrants contain certain maintenance rights pursuant to which, subject to certain conditions, whenever the Company proposes to issue new securities, it must first offer to IPA the right to purchase, on the same terms as are offered to the other purchasers of the new securities, such number of new securities as are required to ensure that IPA's percentage ownership of the Company shall be the same after the proposed sale as it was prior to such sale. In addition, the Company granted registration rights, subject to certain conditions, with respect to the Class C Warrants, and the shares of Common Stock underlying such securities.

     On September 22, 1997, IPA exercised its Class A Warrants and Class B Warrants (collectively, the "Warrants") to purchase 833,334 shares of Common Stock of the Company. The Class A and Class B Warrants were issued to IPA pursuant to the Purchase Agreement dated December 8, 1995. IPA exercised all of the Warrants held of record by IPA on behalf of itself and certain of its designees. IPA did not exercise the Class C Warrants held of record by IPA to purchase 66,667 shares of the Company's Common Stock. The Warrants were exercised at an exercise price of $0.63 per share. The Company received approximately $525,000 in net proceeds from the exercise of the Warrants by IPA. The Company has not and will not receive any of the proceeds from any sales of such shares of Common Stock by IPA or its designees.

TRANSACTIONS WITH COVANCE

     On October 13, 1994, the Company and Covance entered into an agreement whereby Covance purchased; (i) 2,355,000 shares of the Company's Common Stock, $0.00025 par value, (ii) a warrant to purchase 250,000 shares of Common Stock with an initial exercise price of $1.25 per share and (iii) a warrant to purchase 250,000 shares of Common Stock with an initial exercise price of $1.50 per share (the "Warrants"), for an aggregate purchase price of $1,819,500. The Warrants expired on October 13, 1998 without being exercised.

TRANSACTIONS WITH GKN SECURITIES CORP.

     On June 18, 1997, GKN Securities Corp. exercised underwriter's purchase options ("UPO's") to purchase 630,000 shares of Common Stock at an exercise price of $1.00 per share, after giving effect to certain anti-dilution provisions of the UPOs. The Company received aggregate gross proceeds of $630,000 as a result of such exercise of the UPOs.

              APPROVAL OF AMENDMENT AUTHORIZING REVERSE STOCK SPLIT

GENERAL

     On December 24, 1998, the Board of Directors, having found it to be in the best interests of Stockholders, authorized a proposal to be submitted to Stockholders to amend the Company's Certificate of Incorporation, as amended, to effect a recapitalization of the Company (the "Reverse Stock Split") pursuant to which up to four outstanding shares of Common Stock (sometimes referred to herein as the "Old Common Stock") will be automatically converted into one new share of common stock, $0.001 par value (the "New Common Stock").

     Specifically, the Company's Stockholders are being asked to authorize the Board of Directors to amend the Company's Certificate of Incorporation, as amended, to effect, within 90 days following the 1999 Annual Meeting of Stockholders, a reverse stock split of the Company's Common Stock whereby the Company would issue one new share of Common Stock in exchange for up to four outstanding shares of Common Stock.

     The Board of Directors strongly recommends that the Stockholders vote in favor of this proposal. As discussed more fully below, approval of this proposal may be necessary to maintain listing of the Company's Common Stock on the Nasdaq SmallCap Market.

     The complete text of the form of amendment to the Certificate of Incorporation that would be filed with the office of the Secretary of State of the State of Delaware to effect the Reverse Stock Split is set forth in Appendix
                                                                        --------
A to this  Proxy  Statement;  provided,  however,  that such text is  subject to
-
amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Company's Board of Directors deems necessary and advisable to effect the Reverse Stock Split in the range described above.

REASONS FOR THE REVERSE STOCK SPLIT

     The Company's Common Stock has been listed on the Nasdaq Stock Market, Inc. ("Nasdaq"), and has traded on the Nasdaq SmallCap Market since June 18, 1992, when the Company completed its initial public offering. Effective February 23, 1998, Nasdaq implemented new continued listing requirements for SmallCap Market issuers. Among the requirements adopted by Nasdaq, SmallCap Market issuers must now maintain a minimum bid price of $1.00 per share. On August 25, 1998, Nasdaq notified the Company that the Company's Common Stock was not in compliance with this minimum bid requirement, and that its Common Stock will be delisted from the Nasdaq SmallCap Market, unless the Company's Common Stock maintains the minimum bid requirement for a specified number of days. Nasdaq has provided the Company until [ ], 1999 to correct such deficiency.

     The Board of Directors believes that the Reverse Stock Split may have the effect of increasing the market price per share of the Common Stock by decreasing the number of shares of Common Stock outstanding without, presumably, affecting the market value of the Company as a whole, thereby increasing the market price per share. Such increased market price per share may allow the Company's Common Stock to remain listed on the Nasdaq SmallCap Market. Stockholders should note that the effect of the Reverse Stock Split upon the market price for the Company's Common Stock cannot be accurately predicted. In particular, there can be no assurance that the price per share of the Common Stock after the Reverse Stock Split will be greater than the price for shares of the Common Stock immediately prior to the Reverse Stock Split. Furthermore, there can be no assurance that the Reverse Stock Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Stock Split will be sustained for any prolonged period of time. In addition, the Reverse Stock Split may have the effect of creating odd lots of stock for some Stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

     The Board of Directors has determined that continued listing of the Common Stock on the Nasdaq SmallCap Market is in the best interests of the Stockholders. For instance, if the Company were removed from listing on the Nasdaq SmallCap Market, trading, if any, in the Company's Common Stock would thereafter most likely be conducted in the over-the-counter market on an electronic bulletin board established for securities that do not meet the Nasdaq listing requirements or in what are commonly referred to as the "pink sheets." As a result, Stockholders and investors would find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Common Stock. In addition, if the Common Stock was removed from listing on the Nasdaq SmallCap Market, it would be subject to so-called "penny-stock" rules that impose additional sales practice requirements on broker-dealers who sell such securities. Consequently, removal from the Nasdaq SmallCap Market, if it were to occur, could affect the ability or willingness of broker-dealers to sell the Common Stock and the ability of purchasers to sell the Common Stock in the secondary market, resulting in less liquidity for Stockholders. Moreover, the Board of Directors has determined that the Reverse Stock Split may improve the marketability and liquidity of the Company's Common Stock which may improve the Company's ability to raise new capital. Finally, the Board believes that Stockholder approval of a flexible exchange ratio (as opposed to approval of a specified exchange ratio) in which the Reverse Stock Split may be effected will provide the Board with maximum flexibility to seek to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interest of the Company and its Stockholders.

BOARD DISCRETION TO IMPLEMENT REVERSE SPLIT

     If the Reverse Stock Split is approved by the Stockholders of the Company at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board, after consultation with its financial and legal advisors, that the Reverse Stock Split (in an exchange ratio determined by the Board upon advice of its financial advisors but only within the limits set forth in this Proposal) is in the best interests of the Company and its Stockholders at that time. Such determination will be based upon certain factors, including, but not limited to, the then-current price of the Company's Common Stock, the availability of additional working capital, existing and expected marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock, the determination by Nasdaq that the Common Stock will be delisted regardless of the implementation of the Reverse Stock Split and that the Reverse Stock Split is not required for the continued listing of the Common Stock on the Nasdaq SmallCap Market. Notwithstanding approval of the Reverse Stock Split by the Stockholders, the Board may, in its sole discretion, determine not to effect the Reverse Split. If the Board fails to implement the Reverse Stock Split within 90 days following the Annual Meeting, Stockholder approval would again be required prior to implementing any reverse split.

CHARTER AMENDMENT

     If the Stockholders vote in favor of this proposal, the Reverse Stock Split will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State. The Board of Directors intends to cause the Certificate of Amendment to be filed as soon as practicable after the date of the Annual Meeting.

     In connection with the Reverse Stock Split, the Certificate of Designation of the Series A Stock shall be amended to provide for that immediately after the Reverse Stock Split, each share of Series A Stock shall be entitled to the number of votes equal to the number of full shares of Common Stock into which such share of Series A Stock is convertible as of the record date for the actions proposed to be taken (calculated by rounding any fractional share down to the nearest whole number.) The approval of such amendment to the voting rights of the Series A Stock is a condition to the effectiveness of the Reverse Stock Split.

EXCHANGE OF CERTIFICATES

     Upon the effectiveness of the Certificate of Amendment, the Reverse Stock Split will occur without any further action on the part of Stockholders of the Company and without regard to the date or dates on which stock certificates representing the Old Common Stock are physically surrendered in exchange for certificates representing the New Common Stock. As soon as practicable after the effectiveness of the Reverse Stock Split, transmittal letters will be mailed to each record holder of the Company's Common Stock on the date of such effectiveness to be used by the Stockholders in forwarding their certificates of Old Common Stock for surrender and exchange for certificates representing the number of shares of New Common Stock such shareholders are entitled to receive as a result of the Reverse Stock Split. After receipt of such transmittal letter,  each  shareholder  should  complete  the  transmittal  letter  and,  as instructed in the transmittal letter, forward the stock certificates representing the Old

Common Stock to the transfer agent. Each shareholder will receive in exchange for the certificates representing Old Common Stock that whole number of shares of New Common Stock to which he or she is entitled and any cash which may be payable in lieu of any fractional share. Such transmittal letters will be accompanied by instructions specifying other details of the exchange. Shareholders should not send in their certificates until they receive a transmittal letter.

     Holders of the Company's Series A Stock will not be required to exchange their Series A Stock certificates as a result of the Reverse Stock Split. Instead, the Certificate of Designation for the Series A Stock, which sets out the rights and privileges of the Series A Stock, provides for a proportionate adjustment to the Conversion Price (as defined in the Certificate of Designation) as a result of the Reverse Stock Split. Accordingly, that number of shares of Series A Stock which were convertible into four shares of Old Common Stock will, upon approval of this proposal, be convertible into one share of New Common Stock.

     After the effectiveness of the Reverse Stock Split, each certificate representing shares of Old Common Stock will, until surrendered and exchanged as provided above, be deemed, for all corporate purposes, to evidence ownership of that whole number of shares of New Common Stock into which such share of Old Common Stock is exchangeable. In the case of fractional shares, the holder shall receive the next higher number of whole shares.

     With the exception of the number of issued and outstanding shares, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's shareholders, or any aspect of the Company's business would materially change as a result of the Reverse Stock Split.

     The Company is presently authorized to issue a maximum of 18,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock. As of January 15, 1999, [7,773,878] shares of Common Stock and 416,667 shares of Series A Stock were issued. As a result of the Reverse Stock Split, the authorized number of shares will be adjusted to 4,500,000 shares (or such higher number of shares as determined by the Board of Directors in proportion to the extent of the Reverse Stock Split). The Company has reserved approximately 993,417 shares of Common Stock for the exercise of outstanding options and warrants. The exercise price and the number of shares the Company has reserved for issuance upon exercise of these options and warrants will be adjusted proportionately upon the effectiveness of the Reverse Stock Split. Holders of the Company's stock options and warrants, upon approval of this proposal, will receive a notice from the Company indicating the adjustments to the number of shares covered by their stock options and warrants as well as the adjusted exercise price of such stock options and warrants.

     The conversion and reconstitution of the Old Common Stock into the New Common Stock should have no material federal tax consequences to most stockholders. Stockholders should consult their own tax advisors as to the federal, state, local and foreign tax effects of the Reverse Stock Split in light of their individual circumstances.

     In order for the Stockholders of the Company to authorize the Reverse Stock Split by adoption of the aforementioned amendment, a majority of the shares of outstanding Common Stock and Series A Stock entitled to vote, voting together as a single class, and a majority of the shares of outstanding Series A Stock entitled to vote, as a separate class, in each case, present in person or by proxy at the Meeting, must vote in favor of this proposal.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL TO PROVIDE THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder approval, retained Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending September 30, 1999. Neither of the firms nor any of their members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

     One or more representatives of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

     On January 12, 1998, the Company selected Arthur Andersen LLP to act as independent accountants for the Company and informed the prior auditors, Goldstein Golub Kessler LLP, formerly, Goldstein, Golub, Kessler & Company, P.C., of its decision. In connection with its audits for each of the two years in the period ended September 30, 1997 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for each of the two years in the period ended September 30, 1997 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. The prior auditors have furnished the Company with a letter addressed to the SEC stating their agreement with the above statements. Such letter appeared as Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on January 15, 1998. Prior to retaining Arthur Andersen LLP, the Company had not consulted with Arthur Andersen LLP regarding accounting principles or the type of opinion that would be rendered on the Company's financial statements.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by September 30, 1999.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     BIO-IMAGING TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 1998, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON January 15, 1999 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                        By Order of the Board of Directors




                                        Robert J. Phillips,
                                          Assistant Secretary

West Trenton, New Jersey
January 28, 1999

                                   APPENDIX A
                                   ----------

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         BIO-IMAGING TECHNOLOGIES, INC.


     Pursuant  to Section  242 of the  Delaware  General  Corporation  Law,  the

undersigned  corporation  executes this Certificate of Amendment to its Restated

Certificate of Incorporation, as amended.

     1.   Article  FOURTH  of  the   Corporation's   Restated   Certificate   of

Incorporation,  as amended, is amended to provide in its entirety:

          "FOURTH: The Corporation shall be authorized to issue the following shares:

     Class                      Number of Shares                    Par Value
     -----                      ----------------                    ---------

     Common                        4,500,000                         $0.001

     Preferred                     3,000,000                         $0.00025

     Each four shares of Common Stock, $0.00025 par value, of the Corporation, issued and outstanding or held in the treasury of the Corporation is hereby reclassified and changed into one fully paid and nonassessable share of Common Stock of the Corporation, $0.001 par value, and each holder of record of a certificate of four or more shares of Common Stock of the Corporation as of the close of business on the date this amendment becomes effective shall be entitled to receive, as soon as practicable, and upon surrender of such certificate, a certificate or certificates representing one share of Common Stock for each four shares of Common Stock represented by the certificate of such holder with the next higher number of whole shares being issued in lieu of fractional shares."

     2.   Section  II(4)  of the Certificate  of  Designation  of the  Series  A

Preferred  Stock filed with the  Secretary  of State of the State of Delaware on

December 20, 1995 be amended to provide in its entirety as follows:

          "4.  Voting Rights.

          Except as otherwise expressly provided herein or required by law, the holder of each share of Series A Preferred Stock shall be entitled to the number of votes equal to the number of full shares of Common Stock into which such share of Series A Stock is convertible as of the record date for the actions proposed to be taken (calculated by rounding any fractional share down to the nearest whole number), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock. The holders of the Series A Preferred Stock shall be entitled, notwithstanding any provision hereof, to notice of any stockholder's meeting in accordance with the By-laws of the Corporation, and to vote on any matter submitted to the stockholders for a vote. Except as expressly set forth herein or otherwise required by law, the holders of Series A Preferred Stock and Common Stock shall vote together as a single class."

     3.   The foregoing amendments have been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

                                    *******

      IN WITNESS  WHEREOF,  this  Certificate of Amendment is made this
                                                                        --------
day of               , 1999.
       --------------
                                          BIO-IMAGING TECHNOLOGIES, INC.


                                          By:
                                             -------------------------------
                                              Mark L. Weinstein, President and
                                               Chief Executive Officer


ATTEST:


By:
   ---------------------------------------
   Robert J. Phillips, Assistant Secretary

                               BIO-IMAGING TECHNOLOGIES, INC.
                    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Mark L. Weinstein and Robert J. Phillips, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania at 9:00 A.M., local time, on Friday, February 26, 1999, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

1.   ELECTION OF DIRECTORS.
                 Nominees:   Jeffrey H. Berg, Ph.D., Marc Berger,
                             David E. Nowicki, D.M.D., James A. Taylor, Ph.D.
                             Mark L. Weinstein.

(Mark one only)
VOTE FOR all the nominees listed above;  except vote withheld from the following
nominees (if any). |   |



------------------------------------------------------------------

VOTE WITHHELD from all nominees.  |   |



2. APPROVAL OF A PROPOSAL TO PROVIDE THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT, WITHIN 90 DAYS FOLLOWING THE 1999 ANNUAL MEETING OF STOCKHOLDERS, A REVERSE STOCK SPLIT, WHEREBY THE COMPANY WOULD ISSUE ONE NEW SHARE OF COMMON STOCK IN EXCHANGE FOR UP TO FOUR OUTSTANDING SHARES OF COMMON STOCK.

FOR  |   |                       AGAINST  |   |                   ABSTAIN  |   |


                  (continued and to be signed on reverse side)

3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

FOR  |   |                       AGAINST  |   |                   ABSTAIN  |   |



4. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

   Dated:
          ---------------------------------    This proxy must be signed
                                               exactly as the name appears
   ----------------------------------------    hereon.  When shares are held
   Signature of Stockholder                    by joint tenants, both should
                                               sign. If the signer is a
   ----------------------------------------    corporation, please sign full
   Signature of Stockholder if held jointly    corporate name by duly
                                               authorized officer, giving full
                                               title as such. If a
                                               partnership, please sign in
                                               partnership name by authorized
I will | |  will not | | attend the Meeting.   person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.